SUPPLEMENT DATED APRIL 2, 2020 TO

THE PROSPECTUS DATED AUGUST 27, 2019

GUGGENHEIM DEFINED PORTFOLIOS, SERIES 1928

Energy Portfolio, Series 27

File No. 333-232299

Notwithstanding anything to the contrary in the Prospectus, the deferred sales fee will be deducted in three installments. The first installment ($0.075 per unit) was deducted on the last business day of March 2020. The second and third installments (each $0.075 per unit) will be deducted on the last business day of January 2021 and February 2021. If units are redeemed prior to the second or third deferred sales fee installment, the remaining deferred sales fee will be collected. Please see the Prospectus for additional information.

Please keep for future reference.